                                                                                                                        Exhibit 99.1

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This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus
Supplement. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services,
LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information
(the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
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2003 - TOP 12
Properties With a Tenant Occupying 50% or More of NSF.


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Loan Pool     Mortgage                                                             Property                            Cut-Off Date
   No.      Loan Seller                       Property Name                          Type        Property Sub-Type       Balance
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
    3       MSMC          200 Berkeley & Stephen L. Brown Buildings                Office        Urban                  $50,000,000
   10       MSMC          GGP Portfolio - Halsey Crossing                          Retail        Anchored                $2,984,150
   12       MSMC          GGP Portfolio - Austin Bluffs Plaza                      Retail        Anchored                $2,645,947
   23       MSMC          Gatlin Portfolio - Stonecrest Plaza                      Retail        Shadow Anchored         $1,347,125
   29       WFB           RSA Security Headquarters Buildings                      Office        Suburban               $15,466,173
   35       PCF           Meadow Brook South 2500 & 2600                           Office        Suburban               $13,777,409
   40       MSMC          Northrop Grumman Building 1                              Industrial    Flex Industrial        $11,833,881
   46       BSCMI         440 Commons                                              Retail        Anchored                $9,875,000
   48       BSCMI         Marlton Crossing                                         Retail        Anchored                $9,500,000
   55       MSMC          325 Corporate Drive                                      Office        Urban                   $8,869,876
   57       BSCMI         Stallbrook Marketplace                                   Retail        Anchored                $8,464,990
   64       BSCMI         Valley Park Commons                                      Retail        Anchored                $6,770,000
   65       PCF           Glendora Place                                           Retail        Anchored                $6,753,840
   71       PCF           Waugh Chapel Corporate Center                            Office        Suburban                $5,831,891
   72       PCF           471-475 Eccles Avenue                                    Industrial    Warehouse               $5,488,010
   75       BSCMI         Capital Crossing                                         Retail        Anchored                $5,478,000
   76       PCF           Paradise Crossing Shopping Center                        Retail        Anchored                $5,447,953
   77       JHREF         Surveyor I Distribution Center                           Industrial    Warehouse               $5,337,938
   81       BSCMI         INLAND-CNL Portfolio - 3300 South Orange Blossom Trail   Retail        Free Standing           $1,406,800
   82       BSCMI         INLAND-CNL Portfolio - Bethany Church @ Highway 124      Retail        Free Standing           $1,271,000
   83       BSCMI         INLAND-CNL Portfolio - Whitlock & Manning                Retail        Free Standing           $1,161,350
   84       BSCMI         INLAND-CNL Portfolio - Sherwood Plaza & Enota            Retail        Free Standing           $1,128,600
   85       JHREF         Walgreens Bensalem                                       Retail        Free Standing           $4,901,039
   86       BSCMI         LaGrange Commons                                         Retail        Anchored                $4,894,707
   87       PCF           Orangetree Plaza Shopping Center                         Retail        Anchored                $4,800,000
   91       PCF           5816 Ward Court                                          Industrial    Warehouse               $4,157,552
   93       JHREF         17462 Von Karman Avenue                                  Industrial    Light Industrial        $4,000,000
   96       PCF           CalSafe                                                  Retail        Free Standing           $3,746,107
   98       BSCMI         Sheridan Square                                          Retail        Anchored                $3,600,000
   101      WFB           Oaklawn Plaza Shopping Center                            Retail        Anchored                $3,517,119
   103      PCF           999 Rancho Conejo Boulevard                              Industrial    Light Industrial        $3,495,795
   110      PCF           3105 Glendale-Milford Road                               Retail        Free Standing           $3,323,847
   115      PCF           1070 Waterfield Drive, East                              Industrial    Warehouse               $3,055,373
   117      JHREF         16912 Von Karman Avenue                                  Industrial    Light Industrial        $2,900,000
   118      PCF           Staples @ Iron Horse Crossing                            Retail        Free Standing           $2,895,174
   119      BSCMI         Concord Crossing                                         Retail        Anchored                $2,890,000
   120      PCF           1000 North Hoskins Road                                  Industrial    Warehouse               $2,116,821
   121      PCF           97-99 Ely Street                                         Industrial    Warehouse                 $659,077
   122      WFB           Georgia Pacific-Unisource Worldwide                      Industrial    Warehouse               $2,680,740
   124      JHREF         Alton Parkway Industrial                                 Industrial    Light Industrial        $2,200,000
   126      PCF           5981 Far Hills Avenue                                    Retail        Free Standing           $2,086,129
   140      JHREF         Von Karman Avenue Industrial                             Industrial    Light Industrial        $1,750,000
   143      BSCMI         Eckerd - Titusville                                      Retail        Free Standing           $1,595,353
   145      JHREF         Fischer Avenue Industrial                                Industrial    Light Industrial        $1,575,000
   151      PCF           Ocean Ranch Industrial                                   Industrial    Light Industrial        $1,396,610
   152      WFB           Marshalls Woodland                                       Retail        Big Box                 $1,340,836
   154      JHREF         6 Mason Industrial                                       Industrial    Light Industrial        $1,325,000
   155      JHREF         12 Mason Industrial                                      Industrial    Light Industrial        $1,300,000
   157      WFB           Abitboul Pasadena Retail                                 Retail        Unanchored              $1,244,936
   162      WFB           Allied Imex Industrial                                   Industrial    Warehouse               $1,087,240
   163      JHREF         Daimler Street Industrial                                Industrial    Light Industrial        $1,050,000

                                                     TOTAL                                                             $256,424,384





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                                                                  Lease
                                                               Expiration                       % NSF of
                                                                 Date of           NSF of         the
Loan Pool                                                        Largest          Largest       Largest         Tenant Credit
   No.                    Largest Tenant                         Tenant         Tenant (SF)      Tenant            Rating
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
    3       John Hancock                                       03/31/2018             703,260        61.8%      AA / A1 / A+
   10       Safeway                                            04/30/2010              52,764        53.1%    BBB / Baa2 / BBB
   12       Albertson's (Dark)                                 12/20/2012              43,043        53.2%    BBB / Baa1 / BBB
   23       Payless ShoeSource                                 10/31/2005               4,000        52.1%        BB / Ba3
   29       RSA Security - Bldg 3 & 4                          12/09/2016             328,232       100.0%           NR
   35       Allstate Insurance Company                         08/31/2012              98,216        50.0%     AA / Aa2 / AA+
   40       Northrop Grumman                                   04/30/2008             189,770        50.0%    BBB / Baa3 / BBB
   46       Home Depot                                         06/30/2016             115,844        71.3%      AA / Aa3 / AA
   48       Burlington Coat Factory                            02/28/2007              84,271        55.2%           NR
   55       Bottomline Technologies                            04/30/2012              64,765        65.2%           NR
   57       Market Basket                                      12/31/2014              63,412        52.0%           NR
   64       Martin's                                           03/31/2013              48,820        57.4%     BB- / Ba3 / BB-
   65       LA Fitness International, LLC                      10/31/2017              41,000        85.2%           NR
   71       Anne Arundel Health System                         06/30/2017              40,286       100.0%        AAA / Aaa
   72       Ocular Sciences, Inc.                              12/31/2005             113,454        74.6%           NR
   75       Lowe's Foods                                       08/31/2015              63,000        75.7%           NR
   76       Publix                                             05/31/2020              44,270        65.6%           NR
   77       Foremost Foods                                     06/30/2018             167,040       100.0%           NR
   81       Eckerd                                             12/15/2016              10,880       100.0%     BB+ / Ba3 / BB
   82       Eckerd                                             11/27/2016              10,594       100.0%     BB+ / Ba3 / BB
   83       Eckerd                                             02/03/2016              10,880       100.0%     BB+ / Ba3 / BB
   84       Eckerd                                             05/10/2016              10,880       100.0%     BB+ / Ba3 / BB
   85       Walgreen                                           03/31/2027              14,314       100.0%        A+ / Aa3
   86       A&P                                                11/30/2016              44,775        75.5%         B / B3
   87       Bashas' Inc.                                       11/30/2016              53,372        66.0%           NR
   91       Swimways Corp.                                     05/31/2018             187,542       100.0%           NR
   93       JSN Industries, Inc                                02/29/2004              64,664        66.4%           NR
   96       Safeway                                            09/30/2016              42,399       100.0%    BBB / Baa2 / BBB
   98       Publix                                             04/30/2011              42,112        62.4%           NR
   101      Food Lion                                          08/31/2014              29,000        51.0%        BB+ / Ba1
   103      Amgen                                              12/31/2008              55,278        68.3%         A+ / A2
   110      Walgreen                                           07/31/2063              14,490       100.0%        A+ / Aa3
   115      Georgia-Pacific Corporation                        06/30/2018             165,900       100.0%           NR
   117      University Medical Products                        11/30/2006              32,312        51.6%           NR
   118      Staples, Inc.                                      06/30/2017              23,942       100.0%    BBB- / Baa2 / BBB
   119      Ahold (Bi-Lo)                                      11/30/2014              42,680        76.3%     BB- / Ba3 / BB-
   120      Georgia Pacific Corporation                        06/30/2018             117,474       100.0%           NR
   121      Georgia Pacific Corporation                        06/30/2018              41,680       100.0%           NR
   122      Georgia-Pacific/Unisource                          06/30/2018             125,490       100.0%           NR
   124      Lido Van & Storage                                 02/28/2004              26,968        51.4%           NR
   126      CVS Corporation                                    01/31/2020              10,125       100.0%         A / A2
   140      N'Zania                                            11/30/2006              42,000       100.0%           NR
   143      Eckerd                                             01/31/2020              10,908       100.0%     BB+ / Ba3 / BB
   145      Flexible Metal Hose                                12/31/2004              35,360       100.0%           NR
   151      Robert Mann Packaging, Inc.                        06/30/2013              36,888       100.0%           NR
   152      Marshalls of CA, LLC                               01/31/2013              36,382       100.0%         A / A3
   154      Western Telematic                                  07/31/2005              30,284       100.0%           NR
   155      Rainbow Contractors                                04/30/2005              11,033        51.7%           NR
   157      Professional Orthopedic & Sports Care              01/31/2013               6,660        81.6%           NR
   162      Allied Imex, Inc.                                  06/30/2005              42,436       100.0%           NR
   163      Aria Group, LLC                                    07/31/2004              23,368       100.0%           NR

                      22.1% of the total pool